UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 29, 2024
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
590 Plant Road Dresden, New York 14441
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

As previously disclosed, on August 20, 2024, Greenidge Generation LLC, a wholly owned subsidiary of Greenidge Generation Holdings Inc. (collectively, the “Company”), submitted a motion to the New York Supreme Court, Yates County (the “Court”) by Order to Show Cause seeking a temporary restraining order and preliminary injunction (the “TRO Request”) permitting the Company's Dresden, NY facility (the “Facility”) to continue operations during the pendency of the Article 78 proceeding, which seeks declaratory and injunctive relief relating to the New York State Department of Environmental Conservation's (the “Department”) denial of the Company's Title V Air Permit renewal application for the Facility (the “Denial”).

Subsequent to the submission of the TRO Request, on August 23, 2024, the Company and the Department agreed to a briefing schedule with respect to the TRO Request, with a hearing before the Court scheduled to occur in late October 2024 (the “Hearing”). In connection with the agreed-upon briefing schedule, the Department agreed that the Company need not (i) cease operations of any air contamination sources located at the Facility, (ii) render such air contamination sources inoperable, or (iii) relinquish the Title V Air Permit until November 1, 2024 (the “November 1 Stay”).

On October 29, 2024, the Hearing was held before the Court and a stipulation on the record was entered into between the Company and the Department, agreeing to extend the November 1 Stay through November 14, 2024 (the “November 14 Stay”). The Company expects that the Court will render a decision on the TRO Request or, alternatively, the Company's Article 78 challenge of the Denial in total, prior to the expiration of the November 14 Stay.

The Company will continue to provide updates on the Article 78 proceeding as necessary and appropriate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: October 29, 2024